SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 19, 1996


                         ARIZONA PUBLIC SERVICE COMPANY
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             (Exact name of registrant as specified in its charter)


            Arizona                     1-4473                  86-0011170
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(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)         Identification Number)


    400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona            85004
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            (Address of principal executive offices)                  (Zip code)



                                 (602) 250-1000
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              (Registrant's telephone number, including area code)




                                      NONE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.           Financial  Statement,  Pro  Forma  Financial  Information  and
                  Exhibits

                  (c)      Exhibits.

                  The Registrant hereby files the following Exhibit to its Registration Statements on Form S-3 (Nos. 33-61228, 33-55473, 33-64455 and 333-15379) which were declared effective on April 26, 1993, October 3, 1994, December 22, 1995 and November 14, 1996, respectively.

Exhibit
No.               Description
-------           -----------

1.3               Distribution Agreement and related Terms Agreement, each dated
                  November  19,  1996,  in  connection   with  the  offering  of
                  $100,000,000 of 6-3/4% Senior Notes Due 2006.

4.1               Fifty-fourth  Supplemental  Indenture dated as of November 15,
                  1996,   relating  to  the  issuance  of  $100,000,000  of  the
                  Company's First Mortgage Bonds, Senior Note Series A.

4.2               Specimen of Bond of First Mortgage  Bonds,  Senior Note Series
                  A.

4.5 Indenture dated as of November 15, 1996 among the Company and The Bank of New York, as Trustee.

4.6 First Supplemental Indenture dated as of November 15, 1996 relating to the issuance of $100,000,000 of 6-3/4% Senior Notes Due 2006.

4.7               Specimen of Note of 6-3/4% Senior Notes Due 2006.

                                   SIGNATURES
                                   ----------



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ARIZONA PUBLIC SERVICE COMPANY
                                                     (Registrant)




Dated:   November 21, 1996                  By:  Nancy E. Newquist
                                                 -------------------------------
                                                 Nancy E. Newquist
                                                 Treasurer
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